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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 4, 1997

                         THE PEREGRINE REAL ESTATE TRUST
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             (Exact name of registrant as specified in its charter)


         California                    0-9097                   94-2255677
     -------------------          -----------------       ---------------------
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
     of incorporation or                                  Identification Number)
        organization)

      1300 Ethan Way, Suite 200
         Sacramento, California                                 95825
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  (Address of principal executive offices)                    (Zip Code)



                                 (916) 929-8244
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              (Registrant's telephone number, including area code)


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                         THE PEREGRINE REAL ESTATE TRUST


ITEM 5. OTHER EVENTS

        On December 4, 1997 The Peregrine Real Estate Trust, a California real estate trust (the "Trust"), entered into a Loan and Security Agreement with Fleet Capital Corporation that provides the Trust up to $20,000,000 in borrowing capacity under a revolving line of credit (the "New Credit Facility"). The maximum amount that may be borrowed is based upon the appraised value of certain parcels of real estate owned by the Trust. In connection with the execution of the New Credit Facility, the Trust and the noteholders that are party to the Trust's Senior Credit Agreement executed a Second Amendment to Second Amended and Restated Note Agreement to permit the Trust to enter into the New Credit Facility. On December 9, 1997, the Trust borrowed approximately $7,950,000 under the New Credit Facility and repaid all amounts outstanding under the Trust's credit facility with Foothill Capital Corporation.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (a) Not applicable.

    (b) Exhibit 10.14 Loan and Security Agreement dated December 4, 1997, By and Among The Peregrine Real Estate Trust and Fleet Capital Corporation.

        Exhibit 10.15 Second Amendment to Second Amended and Restated Note Agreement dated December 4, 1997, By and Among The Peregrine Real Estate Trust, the Noteholders Named Therein, and The Prudential Insurance Company of America as Agent for the Noteholders.

    (c) Not applicable.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   THE PEREGRINE REAL ESTATE TRUST
                                   Registrant


Date:   December 23, 1997          /s/ Wendy G. Powell
                                   -------------------------------
                                   Wendy G. Powell
                                   Vice President and Chief Accounting Officer


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                               INDEX TO EXHIBITS


Exhibit
Number                             Description
------                             -----------
10.14           LOAN AND SECURITY AGREEMENT DATED DECEMBER 4, 1997, BY AND AMONG
                THE PEREGRINE REAL ESTATE TRUST AND FLEET CAPITAL CORPORATION

10.15           SECOND AMENDMENT TO SECOND AMENDED AND RESTATED NOTE AGREEMENT
                DATED DECEMBER 4, 1997, BY AND AMONG THE PEREGRINE REAL ESTATE
                TRUST, THE NOTEHOLDERS NAMED THEREIN, AND THE PRUDENTIAL
                INSURANCE COMPANY OF AMERICA AS AGENT FOR THE NOTEHOLDERS